II-VI Incorporated

Aegis

Property II-VI Incorporated

A  Global  Leader  in  Engineered  Materials
&  Opto-electronic  Components
NASDAQ Global Select:  IIVI
B. Riley 15
th
Annual Investor Conference
Francis J. Kramer, President and Chief Executive Officer
May 20, 2014
Exhibit 99.1

2
• Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties.  These risks and uncertainties could cause the forward-looking statements and II-VI
Incorporated’s (the Company’s) actual results to differ materially.  In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and
Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially.
• II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement.
• This presentation contains certain non-GAAP financial measures.
Reconciliations of non-GAAP financial measures to their most comparable
GAAP financial measures are presented at the end of this presentation.
Safe Harbor Statement

Financial information for all periods presented reflects
Pacific Rare Specialty Metals & Chemicals Inc.’s tellurium product line as a discontinued operation.
Non U.S.
56%
Infrared
Optics
37%
Near –
Infrared
28%
Military &
Materials
Advanced
Products Group
Geography
Segments
FY13 Revenues of $551M by
Markets, Geography and Segments
Founded: 1971
Headquarters: Saxonburg
Pennsylvania, USA
Profitability: 41 consecutive years since
1973, and counting
Listing:  October 1987
on NASDAQ:  IIVI
Locations: Worldwide presence in over
14 countries
Businesses: 14 businesses organized into
5 reportable segments
Focus:  Growth;  AACGR of 17% in
revenues and 18% in
earnings since 1987
EBITDA Margin: 21% to 26%, FY10-FY13
History and Overview
18%
17%
U.S.
44%
At a Glance
3
Industrial
46%
Military
Optical
Communication
Life Sciences:
4%
Markets
20%
22%
Semi. Cap. Equip.:  4%
All Other:  4%

FY15 Planned Business Reorganization
Forecasted FY14 Revenues
Under
Current
Structure
$M
Forecasted FY14 Revenues
Under
New
Structure
$M
Reasons for Reorganization
1.
2.
3.
Performance
Products
Photonics
Laser
Solutions
4
APG
M&M
NIR
IR
AOP
205
145
100
120
110
250
215
215
Better focus on end markets and customers
Better align business and technical processes
Improve line of sight on profitability and cash usage

II-VI Incorporated

[redacted]

$700
$600
$500
$400
$300
$200
$100
$0
15% CAGR
$143
$18
$224
$255
$310
$280
$333
$487
$516
$551
$680
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

$135
$120
$105
$90
$75
$60
$45
$30
$15
13% CAGR
$30
$19
$41
$45
$44
$51
$72
$78
$91
$110
$113
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Property II-VI Incorporated

Financial information for all periods presented reflects
Pacific Rare Specialty Metals & Chemicals Inc.’s tellurium product line as a discontinued operation.
Growth History
Organic Growth + Timely Acquisitions = Strong Financial Results
5
Fiscal Year Revenues ($M) Fiscal Year Cash Flow from
Operations ($M)
Forecast
Forecast

Financial information for all periods presented reflects
Pacific Rare Specialty Metals & Chemicals Inc.’s tellurium product line as a discontinued operation.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization.
Margin History and Expectations
FY15 FY16
Gross Margin % 35% to 38% 37% to 40%
EBITDA Margin % 15% to 18% 19% to 21%
Operating Margin % 7% to 10% 9% to 12%
Expectation Ranges:
Current Margin
FY15-16
Gross Margin % 36% to 40%
EBITDA Margin % 18% to 21%
Operating Margin % 11% to 13%
Previous Margin
Expectation Ranges
• Acquisitions have delayed our margin
improvement by one year
FY11
FY12
FY13
FY14 Q3
FY14 YTD
41.6%
39.0%
36.9%
31.5%
33.2%
26.0%
23.9%
21.7%
13.6%
14.9%
19.6%
15.8%
13.0%
5.0%
6.4%
Gross Margin % EBITDA Margin %
Operating Margin %
6

II-VI Incorporated

9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014

Property II-VI Incorporated

Financial information for all periods presented reflects
Pacific Rare Specialty Metals & Chemicals Inc.’s tellurium product line as a discontinued operation.
Quarterly  Revenue & Earnings Per Share
($M except per share data)
7
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Quarterly Revenues Diluted Earnings Per Share
$0.12
$0.13
$0.15
$0.22
$0.20
$0.25
$0.23

FY14 Integration of Acquisitions
FY14 Integration of Acquisitions
Ongoing Integration Tasks to Help Achieve Positive Earnings of These Acquisitions:
•
Eliminate reliance on Oclaro for certain transition and manufacturing services,
•
Negotiating our own supply agreements with our contract manufacturers,
•
Reduce Laser Enterprise workforce by 20%; close Tucson, AZ operations,
•
Execute cost reduction plans to ensure product cost competitiveness,
•
Increase Fab utilization focusing on large addressable markets, and
•
Evaluate product portfolio from a standpoint of profitability.
8

($ in thousands) As of June 30, 2013 As of March 31, 2014
Cash and cash equivalents 185,433 $                    185,691 $
Total assets 863,802                        1,090,064
Long-term debt, including current portion 114,036                        263,907
Shareholders' equity 636,108                        665,241
Strong Cash and Liquidity Position
Strong Cash and Liquidity Position
•
Growing cash flow position,
•
Investments in product and manufacturing technology development and capacity expansion, and
•
$20 million open share repurchase program.  As of March 31, 2014, purchased
750,000 shares for $12 million.
9

ZnS & ZnSe Material Growth
Laser Tools
Current Business
FY13 Revenues: $203M
End Markets: Industrial 95%
Military  5%
Est. Market Size: $560M
Infrared Optics
Infrared Optics
10
•
Fiber-coupled beam delivery systems and processing
tools for industrial lasers at 1 micron wavelength,
including fiber lasers
•
CVD Diamond Optics for EUV Lithography systems
Technology Innovations
•
85% - 90% of revenues come from replacement optics
needed for the worldwide installed base of over 70,000
high power (>1kW) CO
2
lasers
•
Leading supplier of optics, components and materials to
manufacturers and users of infrared/CO
2
lasers

Near-Infrared Optics
Near-Infrared Optics
FY13 Revenues: $155M
End Markets: Optical Comm. 70%
Industrial 20%
Other 10%
Est. Market Size: $1.6B
11
Current Business
Technology Innovations
Tunable Optical Devices
Micro-Optics and Components
Manufacturer of crystal material, optics, microchip
lasers, opto-electronic modules, tunable optical
channel monitors, fiber couplers, fiber combiners
and thin film filters for optical communications
Products include passive optical components such
as WDM modules, dispersion compensation
modules, switches, isolators and wavelength
lockers for wired (10G/40G/100G) and wireless
applications
Development of 40G and 100G transmission modules

Military & Materials
Military & Materials
12
Financial information for all periods presented reflects
Pacific Rare Specialty Metals & Chemicals Inc.’s tellurium product line as a discontinued operation.
FY13 Revenues: $97M
Current Businesses
Technology Innovations
Sapphire and IR Window Assemblies /  Dome
Assemblies / Optical Assemblies
Infrared Search &Track (IRST)
Precision optical systems and components for
targeting pods, thermal imaging systems,
space telescopes, medical systems and laser-
based systems
Leader in sapphire based products, including
panels for Joint Strike Fighter’s Optical
Targeting System
Produces frequency selective micro grids
enabling EMI protection and stealth for
military aircraft, land vehicles and missiles
“Snap Together” precision optical alignment
Conformal windows and domes

Advanced Products Group
SiC Wafer Growth & Fabrication
Ceramic & Metal Matrix Composite Components
Thermoelectric Devices
Current Businesses
Technology Innovations
13
FY13 Revenues: $96M
End Markets:
Semiconductor 25% Industrial 15%
Military 20% Consumer 10%
Optical Comm. 20% Life Sciences 10%
Est. Market Size: $1B
•
Leader in thermoelectric cooling and power generation
solutions
•
Manufacturer of advanced materials and Metal Matrix
Composites and Reaction Bonded Silicon Carbide
•
Manufactures single crystal silicon carbide substrates
for wireless infrastructure, RF electronics and power
switching industries
•
Diameter expansion for single crystal silicon carbide
•
Product development for 300mm and 450mm
diameter lithography systems

II-VI Incorporated

Oasis
PG1600

Property II-VI Incorporated

Active Optical Products
Active Optical Products
II-VI Network Solutions
II-VI Laser Enterprise
End Markets: Optical Communication 70%
Industrial 30%
Est. Market Size: $6B
14
Current Businesses
•
Purchased from Oclaro, Inc. in September and November
2013
•
Manufacturer of GaAs semiconductor lasers with industry
leading reliability and power performance and fiber
amplifiers and micro-optics
•
Products include: fiber coupled multi-emitter pumps for
fiber lasers, high power direct diode bars and stacks, high-
speed VCSELs, 980 nm terrestrial and submarine pumps
and Erbium Doped and Raman Fiber Amplifiers serving
both industrial and optical communications markets
Technology Innovations
•
High-power, high-speed vertical cavity surface emitting
lasers (VCSELs)
•
Low dollar per watt fiber laser pump modules
•
Amplifier Arrays

II-VI Incorporated

Aegis

Property II-VI Incorporated

• Diverse End Markets • Leading Market Positions • Global Manufacturing Footprint • Proven Financial Success • Growth via Organic and Acquisitions II-VI Advantages 15

($000’s, except %’s; all periods fiscal year)
Non-GAAP Reconciliations
Non-GAAP Reconciliations
16
Reconciliation of EBITDA to Net Earnings
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
EBITDA 33,974     46,389     55,156     67,539     79,699     61,531     72,304     126,609   123,213 119,438
Interest expense 412           945           1,790       1,007       242           178           87             103           212          1,160
Depreciation and amortization 9,632       12,705     15,784     15,849     15,474     15,292     20,954     28,313     34,523    40,792
Income taxes 7,080       8,525       10,541     12,241     24,867     7,378       12,515     18,517     17,760    18,766
Goodwill impairment -            -            17,630     -            -            -            -            -            -           -
Gain on sale of equity investment -            -            -            -            (26,455)   -            -            -            -           -
Loss (earnings) on discontinued operations, net of taxes (487)         959           (1,383)      476           (122)         (228)         13             (3,342)      9,443       6,789
  Net earnings 17,337     23,255     10,794     37,966     65,693     38,911     38,735     83,018     61,275    51,931
Revenues 142,679   187,242   223,626   254,684   309,747   280,040   333,046   486,638   516,403 551,075
Reconciliation of EBITDA Margin to Return on Sales 2009 2010 2011 2012 2013
EBITDA margin 22.0% 21.7% 26.0% 23.9% 21.7%
As a % of revenues:
Interest expense 0.0% 0.0% 0.0% 0.1% 0.2%
Depreciation and amortization 5.5% 6.3% 5.8% 6.7% 7.4%
Income taxes 2.6% 3.8% 3.8% 3.4% 3.4%
Goodwill impairment -            -            -            -           -
Gain on sale of equity investment 0.0% -            -            -           -
Loss on discontinued operations, net of taxes 0.0% -            -0.7% 1.8% 1.3%
Return on sales 13.9% 11.6% 17.1% 11.9% 9.4%
Reconciliation of Free Cash Flow to Cash Flow from Operations
2009 2010 2011 2012 2013
Free cash flow 35,705     58,487     38,157     47,781    85,267
Capital expenditures 15,439     13,665     40,186     42,797    25,205
Cash flow from operations 51,144     72,152     78,343     90,578    110,472